EXHIBIT 99.2

CLEAN TRANSPORTATION GROUP, INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2010

On May 30, 2011, Clean Transportation Group, Inc. (the “Company”) closed on the transactions described in a Definitive Agreement dated May 13, 2011 (the “Agreement”).  Under the terms of the Agreement, the Company agreed to acquire 100% of the issued and outstanding shares of Engine Clean Solutions, Inc. (“Engine Clean”) in exchange for 2,500,000 shares of common stock of the Company and $500,000 cash, $300,000 of which is to be used to satisfy obligations of Engine Clean. The $500,000 is in the form of a note payable as of the date of closing. A shareholder also agreed to contribute back to the Company a total of 7,657,535 shares of the Company’s common stock.

This transfer ownership transaction resulted in Engine Clean becoming a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed balance sheet as of December 31, 2010 and the unaudited pro forma statement of operations for the year ended December 31, 2010 are derived from the historical financial statements of the Company and Engine Clean and have been prepared to give effect to the  acquisition of the Engine Clean as at December 31, 2010. The unaudited pro forma financial statements are presented as if the closing of Agreement had occurred as of December 31, 2010.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Engine Clean.

PRO FORMA ADJUSTMENTS

NOTE 1.   These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)
To record the acquisition of the shares of Engine Clean in exchange for 2,500,000 shares of the Company valued at $0.50 per share and a note payable of $500,000, $300,000 of which is to be used to satisfy obligations of Engine Clean with $14,917 of related party debt forgiveness. As of December 31, 2010, the Company has not identified any assets requiring fair value adjustment. Goodwill has been determined to be the total of the purchase price of $1,750,000 less the $300,000 used to satisfy debt obligations of Engine Clean, together with the deficit equity in Engine Clean at December 31, 2010 in the amount of $124,818.

(b)	To record the satisfaction of certain related party obligations of the Company totaling $142,217 in exchange for 284,434 shares of the Company’s common stock.

(c)	To record the contribution of 7,657,535 shares of the Company’s common stock back to the Company.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Balance Sheet
December 31, 2010
	Clean	Engine Clean
	Transportation	Solutions	Proforma		Consolidated
	Group Inc.	Inc.	Adjustments		Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$401	$28,245			$28,646
Accounts receivable	-	33,610			33,610
Inventories	-	179,972			179,972
Prepaid expenses	730	3,809			4,539

Total current assets	1,131	245,636			251,530
Deposits	-	4,763			4,763
Goodwill			1,574,818	(a)	1,874,818
Equipment, net		41			41

Total Assets	$1,131	$250,440	$1,574,818		$2,126,389

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable and accrued liabilities	$73,802	$49,141	$(66,975)	(b)	$55,968
Loan interest payable		20,754	(20,754)	(a)	-
Income taxes payable		11,200			11,200
Loans payable		294,163	(294,163)	(a)	-
Note payable			500,000	(a)	500,000
Due to related parties	75,242		(75,242)	(b)	-

Total Current Liabilities	149,044	375,258	42,866		567,168

Total Liabilities	149,044	375,258	42,866		567,168

Stockholder's Equity (Deficit):
Common stock	25,991	11,700	2,500	(a)	32,818
			284	(b)
			(7,657)	(c)

Additional paid-in capital	569,112	27,322	1,387,235	(a)	2,133,259
			141,933	(b)
			7,657	(c)

Accumulated deficit	(743,016)	(163,840)			(906,856)

Total Stockholders' Equity (Deficit)	(147,913)	(124,818)	1,531,752		1,259,221

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,131	$250,440	$1,574,818		$1,826,389

See notes to unaudited condensed proforma financial statements.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Statement of Operations
For the Year Ended December 31, 2010
	Clean	Engine Clean
	Transportation	Solutions	Proforma	Consolidated
	Group Inc.	Inc.	Adjustments	Proforma

Sales	$-	$857,466	$-	$857,466
Cost of sales		580,672	-	580,672

Gross profit	-	276,794	-	276,794

Operating Expenses
Selling, general and administrative	56,699	210,499	-	267,198
Interest expense	4,657	4,760	-	9,417

	61,356	215,259		276,615

Net income before income taxes	(61,356)	61,535	-	179

Provision for income taxes	-	(12,000)	-	(12,000)

Net Loss	$(61,356)	$49,535	$-	$(11,821)

Net loss per common share - basic
and diluted	$(0.00)	$29.73		$(0.00)

Weighted average of common shares
- basic and diluted	25,990,868	1,666		25,990,868

See notes to unaudited condensed proforma financial statements.

CLEAN TRANSPORTATION GROUP, INC.
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
MARCH 31, 2011

On May 30, 2011, Clean Transportation Group, Inc. (the “Company”) closed on the transactions described in a Definitive Agreement dated May 13, 2011 (the “Agreement ”).  Under the terms of the Agreement, the Company agreed to acquire 100% of the issued and outstanding shares of Engine Clean Solutions, Inc. (“Engine Clean”) in exchange for 2,500,000 shares of common stock of the Company and $500,000 cash, $300,000 of which is to be used to satisfy obligations of Engine Clean. The $500,000 is in the form of a note payable as of the date of closing. A shareholder also agreed to contribute back to the company a total of 7,657,535 shares of the Company's common stock.
This transfer ownership transaction resulted in Engine Clean becoming a wholly-owned subsidiary of the Company.

The following unaudited pro forma balance sheet as of March 31, 2011 and the unaudited pro forma statement of operations are derived from the historical financial statements of the Company and Engine Clean and have been prepared to give effect to the  acquisition of the Engine Clean shares as at March 31, 2011. The unaudited pro forma balance sheet is presented as if the closing of Agreement had occurred as of March 31, 2011. The unaudited pro forma condensed combined statement of operations is presented as if the closing of the Agreement had occurred on March 31, 2011.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Engine Clean.

PRO FORMA ADJUSTMENTS

NOTE 1.  These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a).
To record the acquisition of the shares of Engine Clean in exchange for 2,500,000 shares of the Company valued at $0.50 per share and a note payable of $500,000, $300,000 of which is to be used to satisfy obligations of Engine Clean with $6,080 of related party debt forgiveness. As of March 31, 2011, the Company has not identified any assets requiring fair value adjustment. Goodwill has been determined to be the total of the purchase price of $1,750,000 less the $300,000 used to satisfy debt obligations of Engine Clean, together with the deficit equity in Engine Clean of March 31, 2011 in the amount of $136,107.

(b).	To record the satisfaction of certain related party obligations of the Company totaling $142,217 in exchange for 284,434 shares of the Company's common stock.

(c).	To record repurchase at par value and cancellation of 7,657,535 shares of common stock of the Company.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Balance Sheet
March 31, 2011
	Clean	Engine Clean
	Transportation	Solutions,	Proforma		Combined
	Group Inc.	Inc.	Adjustments		Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$400	$6,234			$6,634
Accounts receivable	-	45,482			45,482
Inventories	-	150,790			150,790
Prepaid expenses	730	3,787.00			4,517

Total Current Assets	1,130	206,293			207,423
Deposits	-	4,763			4,763
Goodwill	-	-	1,586,107	(a)	1,586,107
Equipment, net	-	-			-

Total Assets	$1,130	$211,056	$1,586,107		$2,088,293

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable and accrued liabilities	$84,862	$32,683	$(66,975)	(b)	$50,570
Loan interest payable	-	20,917	(20,917)		-
Income taxes payable	-	8,400			8,400
Loans payable	-	285,163	(285,163)		-
Note payable	-	-	500,000	(a)	500,000
Due to related parties	81,242	-	(75,242)	(b)	6,000

Total Current Liabilities	166,104	347,163	51,703		564,970

Total Liabilities	166,104	347,163	51,703		564,970

Stockholders' Equity (Deficit):
Common stock	25,991	11,700	2,500	(a)	32,818
			284	(b)
			(7,657)	(c)
Additional paid-in capital	571,061	27,322	1,389,687	(a)	2,137,660
			141,933	(b)
			7,657	(c)
Accumulated deficit	(762,026)	(175,129)			(937,155)

Total Stockholders' Equity (Deficit)	(164,974)	(136,107)	1,534,404		1,233,323

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,130	$211,056	$1,586,107		$1,798,293

See notes to unaudited condensed proforma financial statements.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Statement of Operations
For the Three Months Ended March 31, 2011

	Clean	Engine Clean
	Transportation	Solutions	Proforma	Combined
	Group Inc.	Inc.	Adjustments	Proforma

Sales	$-	$149,673	$	$149,673
Cost of sales		99,277		99,277

Gross profit	-	50,396		50,396

Operating Expenses
Selling, general and administrative	17,061	63,146		80,207
Interest expense	1,949	1,339		3,288

	19,010	64,485		83,495

Net income (loss) before income taxes	(19,010)	(14,089)		(33,099)

Provision fo r(benefit) income taxes	-	2,800	-	2,800

Net Loss	$(19,010)	$(11,289)	$	$(30,299)

Net loss per common share - basic
and diluted	$(0.00)	$(6.78)		$(0.00)

Weighted average of common shares
- basic and diluted	25,990,868	1,666		25,990,868

See notes to unaudited condensed proforma financial statements.